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                                                                   EXHIBIT 10.13

                      AMENDMENT # 1 DATED FEBRUARY 14 2000
                     TO PATHWAYS MIDWAY-CASH CARD AGREEMENT
                             DATED JANUARY 27, 2000

THIS AMENDMENT #1 IS DATED EFFECTIVE FEBRUARY 14, 2000, AMENDS THAT CERTAIN PATHWAYS MIDWAY-CASH CARD SYSTEM AGREEMENT DATED JANUARY 27, 2000 (HEREINAFTER AGREEMENT) BETWEEN THE PATHWAYS GROUP, INC., A DELAWARE CORPORATION (HEREINAFTER PATHWAYS) AND FUNTASTIC RIDES COMPANY, INC., AN OREGON CORPORATION (HEREINAFTER FUNTASTIC) FOR THE PURPOSES AND ON THE TERMS AND CONDITIONS HEREAFTER STATED.

                           ARTICLE I - AMENDMENTS.
SECTION 3.1 OF AGREEMENT.
      Section 3.1 of AGREEMENT is hereby amended to provide that the rental period shall be from March 13, 2000 through June 4, 2000 inclusive.
SECTION 3.3 OF AGREEMENT.
      Section 3.3 of AGREEMENT is hereby amended to provide that the rental items may be used in the vicinity of Longview Washington, and the Greater San Francisco Bay area of California. All transportation to and from such sites shall be the responsibility of FUNTASTIC without cost or expense to PATHWAYS, unless otherwise agreed in writing between the parties.
SECTION 4.1 OF AGREEMENT.
      Section 4.1 of AGREEMENT is hereby amended to provide that delivery by PATHWAYS of equipment and cards shall be made to:

                            FUNTASTIC TRAVELING SHOWS
                            3407 S.E. 108TH & POWELL
                               PORTLAND, OR 97266
SECTION 4.2 OF AGREEMENT.
      Section 4.2 of AGREEMENT is hereby amended to provide that rental shall be due on the 13th day of each month during the agreement, commencing March 13, 2000, and the last payment shall be prorated for the last twenty-two
      (22) days of the rental period based on 11/15ths of the monthly rental. SECTIONS 6.1 AND 6.2 OF AGREEMENT
      Sections 6.1 and 6.2 are each hereby amended to provide that support and maintenance shall commence on March 13, 2000.
EXHIBIT A OF AGREEMENT.
      Rental period for the Longview WA and Greater San Francisco Bay Area, CA shall be from March 13, 2000 through June 4, 2000, inclusive.
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                      ARTICLE II -ALL OTHER PROVISIONS.
All other provisions of AGREEMENT dated February ____, 2000, between the parties shall remain the same.

Dated February 14, 2000.

   THE PATHWAYS GROUP, INC., and Its     Funtastic Rides Company Inc.,
   Subsidiaries and affiliates           and Its Subsidiaries and
                                         affiliates


By: /s/ Monte P. StrohL                By:   /s/ Ronald Burback
   -------------------------              -----------------------------
   Monte P. Strohl                           Ronald Burback
   Senior Vice President                     Vice President
   Sales & Marketing